Subsequent events	12 Months Ended
Jun. 30, 2019
Subsequent Events [Abstract]
Subsequent events

Note 16 – Subsequent events

In July 2019, the Board granted an aggregate of 400,000 ordinary shares with a fair value of $1,400,000, determined using the closing price of $3.5 on July 19, 2019, to two service providers. These shares were issued in July 2019 and will be amortized over the service period of one year starting from July 1, 2019.

On October 31, 2019, the Company entered into a non-binding letter of intent with Sunway Kids International Education Group Ltd Inc. ("Sunway Kids"), an education service provider headquartered in China. The Company will be conducting full financial and legal due diligence of Sunway Kids. The due diligence is satisfactory the Company plans to, negotiate an acquisition agreement with Sunway Kids and its shareholders. The Board will not proceed with the acquisition unless an independent fairness opinion regarding the fairness of the acquisition is obtained.